                                                                   EXHIBIT 10.13

                SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT

     THIS SECOND AMENDMENT, dated as of June 5, 2000 (the "Agreement"), to the Fourth Amended and Restated Registration Rights Agreement dated as of April 11, 2000 as amended by the First Amendment thereto dated May 16, 2000 (the "Registration Rights Agreement"), by and among SPEECHWORKS INTERNATIONAL, INC., a Delaware corporation (the "Company") and the stockholders of the Company named therein, is by and among the Company and AT&T Corp. (the "New Investor") and the persons named on the signature page hereto as Investors (collectively, the "Investors"). All other capitalized terms used herein and not otherwise defined have their respective meanings set forth in the Registration Rights Agreement.

     WHEREAS, the New Investor is acquiring this date 1,045,158 shares of the Common Stock, $0.001 par value per share (the "Shares"), of the Company pursuant to the terms of a certain Common Stock Purchase Agreement dated the date hereof (the "Purchase Agreement");

     WHEREAS, the Purchase Agreement contemplates in Section 5 thereof that the Registration Rights Agreement shall be amended to add the New Investor as a party to the Registration Rights Agreement; and

     WHEREAS, the Investors who are signatories hereto hold in the aggregate a sufficient number of shares of Registrable Stock to amend the Registration Rights Agreement in accordance with Section 14 thereof to add the New Investor as party thereto.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties agree as follows:

     1. Amendment to Schedule RRA (Revised). From and after the date hereof, Schedule RRA (Revised) to the Registration Rights Agreement is deleted and replaced by Schedule RRA (2nd Revised), dated the date hereof and attached hereto and the term "Investors" as used therein and herein shall mean and refer to all the persons and entities identified on said Schedule RRA (2nd Revised).


     2.  Amendment to Definition of "Registrable Stock".  The definition of
         ----------------------------------------------
"Registrable Stock" set forth in Section 1 of the Registration Rights Agreement is hereby deleted and replaced by the following definition:

     "Registrable Stock" means (a) the Common Stock issued or issuable upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, and owned of record by any Investor or an Affiliate of any Investor; (b) all Common Stock now or hereafter owned of record by any Investor which is acquired otherwise than upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, so long as it is held by any Investor or an Affiliate of the Investor, (c) all the shares of Common Stock issued or issuable upon exercise of any warrant now or hereafter held by Lighthouse, (d) all the

                                       1.

shares of Common Stock issued or issuable upon exercise of any warrant now or hereafter held by InterVoice-Brite, Inc., (e) all Common Stock now or hereafter owned by the New Investor and (f) any other shares of Common Stock issued in respect of such shares by way of a stock dividend, or stock split or in connection with a combination of shares, recapitalization, merger or consolidation or reorganization, provided, however , that shares of Common Stock
                                 --------  -------
shall only be treated as Registrable Stock (i) if and so long as they have not been (x) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (y) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect to such Common Stock are removed upon the consummation of such sale.

     3.  Continued Effect.  As amended hereby, the Registration Rights Agreement
         ----------------
is hereby ratified and confirmed and agreed to by all of the parties hereto and continues in full force and effect.

     4.  Counterparts.  This Agreement may be executed in any number of
         ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     5.  Governing Law.  This Agreement shall be governed by, and construed in
         -------------
accordance with the laws of the State of Delaware.

                            [Signature pages follow]

                                       2.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to the Fourth Amended and Restated Registration Rights Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                SPEECHWORKS INTERNATIONAL, INC.



                                By: /s/ Stuart Patterson
                                   _________________________________________
                                    Stuart Patterson, President and Chief
                                    Executive Officer


                                NEW INVESTOR:

                                AT&T CORP.


                                By: /s/ David C. Nagel
                                   _______________________________
                                Name:
                                Title:


                                INVESTORS:

                                IGATE VENTURES I, L.P.


                                By: /s/ Ajmal Noorani
                                   _____________________________
                                Name:
                                Title:


                                REUTERS HOLDINGS SWITZERLAND SA

                                By:_____________________________
                                Name:
                                Title:

                                CITICORP STRATEGIC TECHNOLOGY CORP.


                                By:_____________________________
                                Name:
                                Title:

                                       3.

                                GE CAPITAL EQUITY INVESTMENTS, INC.

                                By: /s/ Stefan Abbruzzese
                                   _____________________________
                                Name:
                                Title:

                                MCI WORLDCOM VENTURE FUND, INC.

                                By:_____________________________
                                Name:
                                Title:

                                CHARLES RIVER PARTNERSHIP VII


                                By: /s/Richard Burnes
                                   _____________________________
                                Name:
                                Title:


                                ATLAS VENTURE FUND II, L.P.

                                By:  Atlas Venture Associates II, L.P., its
                                     general partner


                                By: /s/ Barry Fidelman
                                   _____________________________
                                Name:
                                Title:


                                QUESTMARK PARTNERS, L.P.


                                By: /s/ Thomas R. Hitchner
                                   _____________________________
                                Name:
                                Title:


                                INTEL 64 FUND, LLC
                                By: INTEL 64 FUND OPERATIONS, INC., its
                                    Coordinating Member


                                By: /s/ Noel Lazo
                                   _____________________________
                                Name:
                                Title:

                                       4.

                                BANK OF AMERICA VENTURES

                                By: /s/ Robert Obuch
                                   ____________________________________
                                Name:
                                Title:


                                BA VENTURE PARTNERS III


                                By: /s/ Robert Obuch
                                   ____________________________________
                                Name:
                                Title:

                                RIGGS CAPITAL PARTNERS


                                By:___________________________________
                                Name:
                                Title:

                                MINTZ LEVIN INVESTMENTS LLC


                                By:_______________________________________
                                Name:
                                Title:


                                __________________________________________
                                Steven P. Rosenthal


                                __________________________________________
                                Suzanne Abair and Kathleen MacDonald


                                __________________________________________
                                Robert S. Fore


                                LEE CAPITAL HOLDINGS

                                       5.

                                By:_______________________________________
                                Name:
                                Title:

                                CITIZENS CAPITAL INCORPORATED


                                By:_______________________________________
                                Name:
                                Title:



                                __________________________________________
                                JOSEPH MURPHY


                                DIGITAL BANDWIDTH LLC


                                By:_______________________________________
                                Name:  David B. Weinberg
                                Title: President


                                INTEL CORPORATION


                                By: /s/ Noel Lazo
                                    ---------------------------------------
                                Name:
                                Title:


                                SAP AMERICA, INC.


                                By:_______________________________________
                                Name:
                                Title:


                                /s/ Paul Yovovich
                                -----------------------------------------
                                Paul Yovovich


                                __________________________________________
                                Ralph Mor

                                       6.

                                __________________________________________
                                Hedva Mor

                                __________________________________________
                                Jeffrey Mor

                                __________________________________________
                                Jean Guy Dahan

                                __________________________________________
                                Naim Murad

                                _________________________________________
                                John Meyrick

                                _________________________________________
                                Brett Phaneuf

                                _________________________________________
                                William J. O'Farrell

                                _________________________________________
                                Noreen D. O'Farrell

                                _________________________________________
                                William Ledingham

                                /s/ William Haney
                                _________________________________________
                                William Haney

                                /s/ Anne Haney
                                _________________________________________
                                Anne G. Haney


                                LIGHTHOUSE CAPITAL PARTNERS, L.P.

                                By:  LIGHTHOUSE MANAGEMENT
                                     PARTNERS, L.P., its general partner

                                     By:  LIGHTHOUSE CAPITAL
                                     PARTNERS, INC., its general partner

                                By:_______________________________________
                                Title:____________________________________

                                __________________________________________
                                Mark Holthouse

                                       7.

                              ---------------------------------------
                              Stephen Smith

                              ---------------------------------------
                              Sol Lerner

                              ---------------------------------------
                              Henry Lerner

                              ---------------------------------------
                              Leonard Epstein

                              ---------------------------------------
                              Bella Lerner

                              ---------------------------------------
                              Miriam Epstein

                              ---------------------------------------
                              Brian S. Eberman

                              ---------------------------------------
                              Edward J. McCaffrey

                              ---------------------------------------
                              Joyce V. McCaffrey

                              INTERVOICE-BRITE, INC.

                              By:____________________________________
                              Name:
                              Title:

                                       8.

                          Schedule RRA (2/nd/ Revised)
                          ---------------------------
                                 June 5, 2000

Investors and Mailing Addresses:
-------------------------------

AT&T Corp.
295 N. Maple Ave.
Basking Ridge, NJ 07929
Attn. Vice President of Law

iGate Ventures I, L.P.
1004 McKee Road
Oakdale, PA 15071

Counsel:

Buchanan Ingersoll Professional Corporation
One Oxford Centre, 20th Floor
301 Grant Street
Pittsburgh, PA  15219
Attn: James J. Barnes, Esq.
(412) 562-1415
(412) 562-1041 (Fax)

Reuters Holdings Switzerland SA
153 Route de Thonon
1245 Collogne-Bellerive
Switzerland
(with copies to: Reuters Limited
85 Fleet Street
London EC4P 4AJ
United Kingdom
Attention:  General Counsel)

Citicorp Strategic Technology Corp.
909 Third Avenue,
16th Floor, New York, NY 10043
Attention: William F. Carson

GE Capital Equity Investments, Inc.
120 Long Ridge Road, Stamford, CT 06927
Attention:  General Counsel

MCI WorldCom Venture Fund, Inc.
1801 Pennsylvania Avenue N.W.
6th Floor
Washington D.C. 20006

                                       9.

Mintz Levin Investments LLC
One Financial Center
Boston, MA  02111
Attention:  Steven P. Rosenthal, Esq.

Steven P. Rosenthal
40 Bartlett Street
Marblehead, MA  01945

Suzanne Abair & Kathleen MacDonald
16 Dartmouth Street
Boston, MA 02116

Atlas Venture Fund II, L.P.
222 Berkeley Street
Boston, MA 02116
Attention:  Axel Bichara

Charles River Partnership VII
1000 Winter Street
Suite 3300
Waltham, MA 02154
Attention:  Richard Burnes

Digital Bandwidth LLC
One First National Plaza
Suite 3140
Chicago, IL
Attention:  David B. Weinberg

Bank of America Ventures
950 Tower Lane, Suite 700
Foster City, CA  94404
Attention: Robert Obuch

BA Venture Partners III
950 Tower Lane, Suite 700
Foster City, CA  94404
Attention: Robert Obuch

Intel Corporation
5200 N.E. Elam Young Parkway
Hillsboro, OR  07123
Attention:  Ken Matthews

SAP America, Inc.

                                      10.

3999 WestChester Pike
Newton Square,  PA 19073
Attention:  Gary Fromer

QuestMark Partners, L.P.
One South Street, Suite 800
Baltimore, Maryland  21202
Attention: Tim Krongard

Riggs Capital Partners
800 17/th/ Street, N.W.
Washington, DC  20006-3944
Attention:  Vicken  Dombalagian

Intel 64 Fund Operations, Inc.
2200 Mission College Blvd.
Santa Clara, CA  95052
Attn:  Portfolio Manager - M/S: RN6-46
With a copy to:
Intel Corporation
2200 Mission College Blvd.
Santa Clara, CA  95052
Attention:  General Counsel

Robert S. Fore
520 Georgetown Avenue
San Mateo, CA  94402

Edward J. McCaffrey
23 Warwick Road
Winnetka, IL  60093

Joyce V. McCaffrey
23 Warwick Road
Winnetka, IL  60093

Paul Yovovich
1007 Forest Avenue
Wilmete, IL  60091-1757

Ralph Mor
11 Brook Road
Sharon, MA  02067

Hedva Mor
Rechov Hatziporen
6-Aleph

                                      11.

Bet Shemesh, ISRAEL   99000

Jeffrey Mor
Rechov Hatziporen
6-Aleph
Bet Shemesh, ISRAEL  99000

Jean Guy Dahan
12 Colburne Crescent, Apt. #3
Brookline, MA  02146

Naim Murad
75 Glengarry #502
Town of Mount Royal, PQ
H3R 1A2
Canada

John Meyrick
22 Lotus Avenue
Scituate, MA  02066

Brett Phaneuf
380 Pine Street
Marshfield, MA  02050

William J. O'Farrell
76 Taber Avenue
Providence, RI  02906

Noreen D. O'Farrell
76 Taber Avenue
Providence, RI  02906

William Ledingham
15 Wingate Road
Wellesley, MA  02181

William Haney
61 Lincoln Road
Wayland, MA  01778

Anne G. Haney
61 Lincoln Road
Wayland, MA  01778
Lighthouse Capital Partners, L.P.
100 Drake's Landing, Suite 260
Greenbrae, CA  94904-3121

                                      12.

Mark Holthouse
163 Upland Road
Newtonville, MA  02160

Stephen Smith
5404 Spangler Avenue
Bethesda, MD 20816

Sol Lerner
10 Flintlock Road
Sharon, MA  02067

Henry Lerner
One Celler Road
Edison, NJ

Leonard Epstein
193 Cheswick Road
Brighton, MA  02135

Bella Lerner
One Celler Road
Edison, NJ

Miriam Epstein
193 Chiswick Road
Brighton, MA  02135

Brian S. Eberman
10 LaFayette Road
Newton,  MA 02162

Lee Capital Holdings, LLC
One International Place
Boston, MA  02110
Attn: Jonathan Lee

Citizens Capital Incorporated
28 State Street, 15th Floor
Boston, MA  02109
Attn: Robert Garrow

Joseph Murphy
40 Maynard Farm Road
Sudbury, MA  01776

Intervoice-Brite, Inc.

                                      13.

17811 Waterview Parkway
Dallas, TX  75252

                                      14.